EXHIBIT 10.1

AMENDMENT NO. 5 TO LOAN AGREEMENT

THIS AGREEMENT NO. 5 TO LOAN AGREEMENT is made as of the 30th day of April, 2004 by and between AMCORE FINANCIAL, INC. (the “Company”) and M&I MARSHALL & ILSLEY BANK (“M&I”).

IN CONSIDERATION of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I

DEFINITIONS

When used herein, the following terms shall have the meanings specified:

1.1 Amendment. “Amendment” shall mean this Amendment No. 5 to Loan Agreement.

1.2 Loan Agreement. “Loan Agreement” shall mean the Loan Agreement between M&I and the Company, dated as of December 31, 1999, as amended by Amendment No. 1 to Loan Agreement dated as of April 30, 2000, Amendment No. 2 to Loan Agreement dated as of April 30, 2001, Amendment No. 3 to Loan Agreement dated as of April 30, 2002, and Amendment No. 4 to Loan Agreement dated as of April 30, 2003.

1.3 Other Terms. The other capitalized terms used in this Amendment shall have the definitions assigned in the Loan Agreement.

ARTICLE II

AMENDMENTS

The Loan Agreement is amended as follows:

2.1 Section 1.1 - Definitions - Line of Credit Termination Date. The definition of “Line of Credit Termination Date” contained in Section 1.1, Definitions, of the Loan Agreement is amended in its entirety to read as follows:

“Line of Credit Termination Date” shall mean the earlier of: (a) April 30, 2005; or (b) the date that the Line of Credit Commitment is terminated pursuant to Section 7.1 of the Loan Agreement.

2.2 Line of Credit. The Company shall execute and deliver to M&I a Line of Credit Note in the original principal amount of $50,000,000, dated April 30, 2004, in the form of Exhibit A hereto, and otherwise in form and substance satisfactory to M&I. This Note shall evidence the Loans and shall constitute the Line of Credit Note and the Note issued pursuant to the Loan Agreement and shall be in substitution for the Line of Credit Note dated April 30, 2003 issued by the Company payable to the order of M&I.

2.3 Miscellaneous Amendments. The Loan Agreement, the Note and all other documents, instruments and materials executed and delivered heretofore or hereafter pursuant to the Loan Agreement are deemed hereby to be amended so that any reference therein to the Loan Agreement or Note shall be a reference to such documents as amended by or pursuant to this Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to M&I that:

3.1 Loan Agreement. All of the representations and warranties made by the Company in the Loan Agreement are true and correct on the date of this Amendment. No Default or Event of Default under the Loan Agreement has occurred and is continuing as of the date of this Amendment.

3.2 Authorization; Enforceability. The making, execution and delivery of this Amendment and the Note, and performance of and compliance with the terms of the Loan Agreement as amended and the Note, have been duly authorized by all necessary corporate action by the Company. This Amendment and the Note are the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

3.3 Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and the Note, and performance of and compliance with the terms of the Loan Agreement as amended and the Note, do not violate any presently existing provision of law or the articles or certificate of incorporation or bylaws of the Company or any agreement to which the Company is a party or by which it is bound.

ARTICLE IV

MISCELLANEOUS

4.1 Continuance of Loan Agreement. Except as specifically amended by this Amendment, the Loan Agreement shall remain in full force and effect.

4.2 Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

4.3 Governing Law. This Amendment and the Note shall be governed by the laws of the State of Wisconsin.

4.4 Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

4.5 Severability. Any provision of the Amendment which is prohibited or enforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

4.6 Effectiveness. This Amendment shall be effective as of April 30, 2004 upon receipt by M&I of the following documents:

(a) this Amendment executed by the Company;

(b) the Note required by this Amendment, executed by the Company and dated as of the date hereof; and

(c) such additional supporting documents and materials as M&I may reasonably request.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 to Loan Agreement as of the day and year first written above.

AMCORE FINANCIAL, INC.

By:

Name:

Title:

M&I MARSHALL & ILSLEY BANK

By:

Name:

Title:

Attest:

Name:

Title:

EXHIBIT A

LINE OF CREDIT NOTE

$50,000,000	Milwaukee, Wisconsin April 30, 2004

FOR VALUE RECEIVED, AMCORE FINANCIAL, INC., a Nevada corporation (the “Company”) hereby promises to pay to the order of M&I MARSHALL & ILSLEY BANK (“M&I”), the principal sum of FIFTY MILLION DOLLARS ($50,000,000), or such lesser amount of loans which remain outstanding under this Note, on April 30, 2005.

The unpaid principal shall bear interest from the date hereof until paid at an annual rate, computed on the basis of a 360-day year, as provided in the Loan Agreement referenced below. Interest accrued on the outstanding principal balance shall be payable on the fifth day of each month, commencing on May 5, 2004, and continuing thereafter until the outstanding principal balance is repaid in full, with all accrued interest paid with the final payment of principal.

In the event that any amount of the principal of, or interest on, this Note is not paid when due (whether at stated maturity, by acceleration or otherwise), the entire principal amount outstanding under this Note shall bear interest, in addition to the interest otherwise payable hereunder, at an annual rate of two percent (2%) from the day following the due date until all such overdue amounts have been paid in full.

Payments of principal, interest and other amounts due hereunder are to be made in lawful money of the United States of America to M&I at 770 N. Water Street, Milwaukee, Wisconsin 53202, Attention: Correspondent Banking, or at such other place as the holder shall designate in writing to the Company.

The maker and all endorsers hereby severally waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note. The Company hereby agrees to pay all reasonable fees and expenses incurred by M&I or any subsequent holder, including the reasonable fees of counsel, in connection with the protection and enforcement of the rights of M&I or any subsequent holder under this Note, including without limitation the collection of any amounts due under this Note and the protection and enforcement of such rights (before or after judgment) in any bankruptcy, reorganization or insolvency proceeding involving the Company.

This Note constitutes the Line of Credit Note issued pursuant to a Loan Agreement (the “Loan Agreement”) dated as of December 31, 1999, as amended from time to time, by and between M&I and the Company, to which Loan Agreement reference is hereby made for a statement of the terms and conditions under which the Line of Credit Loans evidenced hereby may be made and a description of the terms and conditions upon which this Note may be prepaid in whole or in part. In case an Event of Default, as defined in the Loan Agreement, shall occur, the entire unpaid principal and accrued interest may be automatically due and payable or may be declared due and payable as provided in the Loan Agreement.

This Note is issued in substitution for, and is an extension of, the Line of Credit Note dated April 30, 2003 issued by the Company payable to the order of M&I.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to contracts made and wholly performed within such state.

AMCORE FINANCIAL, INC.

By:

Name:

Title:

LINE OF CREDIT NOTE

$50,000,000	Milwaukee, Wisconsin April 30, 2004

FOR VALUE RECEIVED, AMCORE FINANCIAL, INC., a Nevada corporation (the “Company”) hereby promises to pay to the order of M&I MARSHALL & ILSLEY BANK (“M&I”), the principal sum of FIFTY MILLION DOLLARS ($50,000,000), or such lesser amount of loans which remain outstanding under this Note, on April 30, 2005.

The unpaid principal shall bear interest from the date hereof until paid at an annual rate, computed on the basis of a 360-day year, as provided in the Loan Agreement referenced below. Interest accrued on the outstanding principal balance shall be payable on the fifth day of each month, commencing on May 5, 2004, and continuing thereafter until the outstanding principal balance is repaid in full, with all accrued interest paid with the final payment of principal.

In the event that any amount of the principal of, or interest on, this Note is not paid when due (whether at stated maturity, by acceleration or otherwise), the entire principal amount outstanding under this Note shall bear interest, in addition to the interest otherwise payable hereunder, at an annual rate of two percent (2%) from the day following the due date until all such overdue amounts have been paid in full.

Payments of principal, interest and other amounts due hereunder are to be made in lawful money of the United States of America to M&I at 770 N. Water Street, Milwaukee, Wisconsin 53202, Attention: Correspondent Banking, or at such other place as the holder shall designate in writing to the Company.

The maker and all endorsers hereby severally waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note. The Company hereby agrees to pay all reasonable fees and expenses incurred by M&I or any subsequent holder, including the reasonable fees of counsel, in connection with the protection and enforcement of the rights of M&I or any subsequent holder under this Note, including without limitation the collection of any amounts due under this Note and the protection and enforcement of such rights (before or after judgment) in any bankruptcy, reorganization or insolvency proceeding involving the Company.

This Note constitutes the Line of Credit Note issued pursuant to a Loan Agreement (the “Loan Agreement”) dated as of December 31, 1999, as amended from time to time, by and between M&I and the Company, to which Loan Agreement reference is hereby made for a statement of the terms and conditions under which the Line of Credit Loans evidenced hereby may be made and a description of the terms and conditions upon which this Note may be prepaid in whole or in part. In case an Event of Default, as defined in the Loan Agreement, shall occur, the entire unpaid principal and accrued interest may be automatically due and payable or may be declared due and payable as provided in the Loan Agreement.

This Note is issued in substitution for, and is an extension of, the Line of Credit Note dated April 30, 2003 issued by the Company payable to the order of M&I.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to contracts made and wholly performed within such state.

AMCORE FINANCIAL, INC.

By:

Name:

Title: